SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                         ------------------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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 Date of report (Date of earliest event reported) February 25, 1999
                    ----------------------------------------



                      SECURITIES RESOLUTION ADVISORS, INC.
               (Exact name of Registrant as specified in Charter)



            Delaware                      000-28720                         73-1479833
(State or other Jurisdiction       (Commission File Number)      (IRS Employer Identification
     of incorporation)                                                        No.)








                     4 Brussels Street, Worcester, MA 01610
                (Address of Principal Executive Offices/Zip Code)



       Registrant's telephone number, including area code: (508) 753-0945




                   80 Seaview Blvd., Port Washington, NY 11050
                                (Former Address)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  Changes in Control of Registrant.

         On February 25, 1999, the Registrant purchased all of the outstanding stock of Internet Auction, Inc., a Massachusetts corporation ("Internet Auction"). The acquisition (the "Transaction") was pursuant to an Agreement and Plan of Reorganization (the "Agreement") dated January 31, 1999 between the Registrant and Gregory Rotman, Richard Rotman, Marc Stengel and Hannah Kramer, the principal shareholders (the "IA Shareholders") of Internet Auction. Pursuant to the Agreement, the Registrant acquired all of the issued and outstanding shares of the capital stock of Internet Auction in exchange for the issuance to the IA Shareholders of an aggregate of 37,368,912 shares, representing approximately 80%, of the Registrant's common stock. As a result of the Transaction, Internet Auction became a wholly-owned subsidiary of the
Registrant, the IA shareholders now own 80% of the Registrant's issued and outstanding common stock, and the principal business of the Registrant is now the business of Internet Auction. Prior to the transaction, Richard Singer, the former President of the Registrant, was a principal beneficial owner of the common stock of the Registrant.

         The Registrant did not pay any cash or other consideration, other than the issuance of its shares of common stock to the IA Shareholders, as consideration for the Transaction. Prior to the consummation of the Transaction, no relationship existed between the Registrant and its officers, directors or other affiliates and Internet Auction and its officers, directors or other affiliates. The number of shares of the Registrant's common stock received by the IA Shareholders as a result of the Transaction was determined by arms-length negotiations between the IA Shareholders and the persons then serving as officers and directors of the Registrant.

         In accordance with the Agreement, after the Transaction, the IA Shareholders were appointed to the Registrant's Board of Directors, and the previously serving directors resigned from the Board.

         The new directors and officers of the Registrant, and the shares of the Registrant's common stock beneficially owned by each of them, are as follows:

                                                             Number     Percent
Name               Age      Positions                      of Shares   of Class
----               ---      ---------                      ---------   --------

Gregory Rotman     33       Director & President           8,309,005     17.90%
Richard Rotman     28       Director & Vice President,    10,155,451     21.88%
                            Treasurer and Secretary
Marc Stengel       41       Director & Vice President     12,925,119     27.85%
Hannah Kramer      60       Director & Vice President      5,539,337     11.94%



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Item 2.  Acquisition or Disposition of Assets.

         As a result of the Transaction (see Item 1, above), Internet Auction became a wholly-owned subsidiary of the Registrant, and the principal business of the Registrant is now the business of Internet Auction.

         Internet Auction is a fully integrated internet auction service specializing in collectibles and other memorabilia. The business, conducted through its four Divisions, offers the following services:

         o The Auction Inc. Division is a public person-to-person trading community that offers sellers a vehicle for listing items for sale. Buyers can browse for items, which are topically arranged, and bid for them through a fully automated and easy-to-use online service. The Auction Inc. Division is in competition with other internet companies such as eBay Inc., uBid Inc., Onsale Inc., Excite Auction and Yahoo Auction. The web-site is located at www.auctioninc.com.

         o The Rotman Auction Division is a full service consignment auction house which has been in business for over 20 years and started its online service in 1996. Rotman Auction provides a full range of services to sellers and buyers including live online bidding of premier collectibles, consignment services, authentication of merchandise, digital photography, and the purchase and sale of authentic memorabilia. Rotman Auction is in competition with other companies such as Sotheby's Holdings Inc. The web-site is located at www.rotmanauction.com.

         o The World Wide Collectors Digest Division (WWCD) was established in 1994. This Division is Internet Auction's premier e-commerce website for dealers in the collectibles community. WWCD's software allows clients to create online storefronts, set prices, and sell directly to online shoppers. WWCD contains many facets, including classifieds, live sports scores, live chats, a full listing of stadiums and arenas with seating charts, directions and other pertinent information. WWCD provides online shoppers with a broad selection of unique collectible merchandise through its website. WWCD is in competition with other companies such as Shop-At-Home. The web-site is located at www.wwcd.com.

         o The Internet Collectibles Division maintains a substantial inventory in memorabilia of popular and historical significance.

         The Registrant believes that these online services for the collectibles industry under the umbrella of one company provides online shoppers and businesses access to most of the services and resources they may desire.

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          CAUTIONARY DISCLOSURE RELATING TO FORWARD LOOKING STATEMENTS

         Statements made in this document include forward looking statements under the federal securities laws. Statements that are not historical in nature, including the words "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions, are intended to identify forward looking statements. While these statements reflect the Registrant's good faith beliefs based on current expectations, estimates and projections about (among other things) the industry and the markets in which the company operates, they are not guarantees of future performance, involve known and unknown risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements, and should not be relieved upon as predictions of future events. Factors which could impact future operations and results include (among other things) competition from other companies with greater financial and other resources than the Registrant, the ability of the Registrant to attract or continue to attract sufficient numbers of sellers and "hits" by buyers to the Registrant's websites, the Registrant's ability to maintain sufficient access lines to adequately handle the internet traffic, keeping up with changes in technology, general economic conditions, and similar considerations. The Registrant disclaims any obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events or otherwise.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial   Statements   of   Business   Acquired.   Financial
                  statements of the businesses acquired will be filed within 60 days after the required filing of this report.

         (b) Pro Forma Financial Information. Required pro forma financial information will be filed within 60 days after the required filing of this report.

         (c)      Exhibits.

                  2.1 Agreement and Plan of Reorganization dated January 31, 1999 among the Registrant and Gregory Rotman, Richard Rotman, Marc Stengel and Hannah Kramer.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SECURITIES RESOLUTION ADVISORS, INC.



Date: March 10, 1999                         By:/s/ Gregory Rotman
                                                --------------------------------
                                                Gregory Rotman, President




C76889a.636:3

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                                  EXHIBIT INDEX



Exhibit
Number   Description of Exhibit                                           Page
------   ----------------------                                           ----

2.1 Agreement and Plan of Reorganization dated January 31, 1999 among the Registrant and Gregory Rotman, Richard Rotman, Marc Stengel and Hannah Kramer.


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